Long-Term Receivables and Other Assets - Schedule of Long-Term Receivables and Other Assets (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Schedule Of Other Assets [Line Items]
Prepayment of land leased from Israel Land Administration	$ 13,682	$ 13,903
Long-term deposits	5,000
Derivative instruments	1,767	2,866
Severance pay fund	2,594	2,939
Long-term security deposit	133	218
Other	51	46
Total long-term receivables and other assets	$ 23,227	$ 19,972